SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : March 15, 2005

                          Commission File No. 000-50541
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                           DRAGON GOLD RESOURCES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      88-0507007
-----------------------------------            -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


         REGENTS PLACE, 338 EUSTON ROAD, LONDON, UNITED KINGDOM NW1 3BT
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                    (Address of principal executive offices)

                                 44-207-416-4920
                            -------------------------
                            (Issuer telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).


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Item 8.01 - Other Events

On March 15, 2005 Dragon Gold Resources, Inc. (the "Company") agreed to form a Sino-foreign joint venture company to carry out gold exploration and development with the Hanzhong Geological Brigade of the Bureau of Geology & Mineral Exploration of Shaanxi Province, China (the "Brigade"). Under this agreement, the Company will contribute cash for the exploration and development of properties contributed by the Brigade.

Item 9.01 Financial Statements & Exhibits

(c)  Exhibits

     10.1Cooperative Agreement Between the Hanzhong Geological Brigade of Bureau of Geology & Mineral Exploration of Shaanxi Province, China and Dragon Gold Resources, Inc. dated March 15, 2005.



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                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.





                                     DRAGON GOLD RESOURCES, INC.


     March 21, 2005             /s/  Johannes Peterson
                                ---------------------------------------
                                    Johannes Peterson, Chairman & CEO